FLEXIBLE PREMIUM VARIABLE ANNUITY—E

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated December 21, 2007

to the

Prospectus dated May 1, 2007

and the

Statement of Additional Information dated May 1, 2007

The following text replaces the definition of ANNUITY COMMENCEMENT DATE in both the prospectus and the statement of additional information:

Annuity Commencement Date—The date upon which annuity payments are to commence. In no event can this date be (1) later than the last day of the month following the month in which the Annuitant attains age 95, or (2) earlier than the first day of the calendar month coinciding with or next following the first Policy Anniversary. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

The following text replaces the fourth sentence of the first paragraph under 7. ANNUITY PAYMENTS (THE INCOME PHASE) in the prospectus:

The latest annuity commencement date cannot be after the policy month following the later of the month in which the annuitant attains age 95.

This Prospectus and Statement of Additional Information

Supplement must be accompanied or preceded

by the Prospectus and the Statement of Additional Information for the

Flexible Premium Variable Annuity—E dated May 1, 2007